UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant |X|    Filed by a Party other than the Registrant |_|

Check the appropriate box:
|_| Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|x| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material under Rule 14a-12

Freedom Holding Corp.
(Name of Registrant as Specified in Its Charter)
------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|x| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)
Title of each class of securities to which transaction applies:
_____________________________________________________________
(2)
Aggregate number of securities to which transaction applies:
_____________________________________________________________
(3)
Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
_____________________________________________________________
(4)
Proposed maximum aggregate value of transaction:
_____________________________________________________________
(5)
Total fee paid:
_____________________________________________________________

|_|    Fee paid previously with preliminary materials.

|_|    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)
Amount Previously Paid:
_____________________________________________________________
(2)
Form, Schedule or Registration Statement No.:
_____________________________________________________________
(3)
Filing Party:
_____________________________________________________________
(4)   Date Filed:
_____________________________________________________________

Freedom Holding Corp.
“Esentai Tower” BC, Floor 7
77/7 Al Farabi Ave.,
Almaty, 050040, Republic of Kazakhstan
_________________

Dear Stockholders:

You are cordially invited to attend the 2021 annual meeting of stockholders (the “Annual Meeting”) of Freedom Holding Corp. (the “Company,” “FRHC,” “us,” “our,” or “we”) which will be held on September 14, 2021, at 8:30 p.m. East Kazakhstan Time (“EKT”) (10:30 a.m. Eastern Daylight Time (“EDT”)). Due to the continuing potential of COVID-19 disruptions, the Annual Meeting will be held in virtual format only, at www.virtualshareholdermeeting.com/FRHC2021, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the Annual Meeting, you will need the 16-digit control number located on your proxy card or the instructions that accompany your Proxy Materials.

The formal notice of the Annual Meeting is provided in the enclosed proxy statement. At the Annual Meeting we will discuss each item of business described in the Notice of Annual Meeting of Stockholders and proxy statement.

Important notice regarding the availability of Proxy Materials for the Annual Meeting. On or about July 30, 2021, we will begin mailing to certain stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access our Proxy Materials, including our Annual Report on Form 10-K for the year ended March 31, 2021 (the “Annual Report”), via the internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how to receive a paper copy of the Proxy Materials. Stockholders who do not receive the Notice of Internet Availability of Proxy Materials will receive a paper copy of the Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy and Annual Report, which we will also begin mailing on or about July 30, 2021. Copies of our Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy and Annual Report are available at www.proxyvote.com.

Voting by internet or telephone is fast and convenient, and your vote is immediately confirmed and tabulated. If you receive a paper copy of the Proxy Materials, you may also vote by completing, signing, dating and returning the accompanying proxy card in the enclosed return envelope furnished for that purpose. By using the internet or telephone, you help us reduce postage and proxy tabulation costs.

Your vote is important to us. The enclosed proxy statement provides you with detailed information regarding the business to be considered at the Annual Meeting. We urge you to please vote your shares now. You may revoke your proxy at any time before the proxy is voted by following the procedures described in the enclosed proxy statement. The record date for the Annual Meeting is July 22, 2021. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By order of the Board of Directors,

/s/ Adam Cook
Adam Cook
Corporate Secretary
July 29, 2021

FREEDOM HOLDING CORP.
NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 14, 2021

Time and Date:	8:30 p.m. East Kazakhstan Time (“EKT”) (10:30 a.m. Eastern Daylight Time (“EDT”)) on September 14, 2021

Location:
Due to the continuing potential of COVID-19 disruptions, our Annual Meeting will be held only virtually, at www.virtualshareholdermeeting.com/FRHC2021, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the 2021 Annual Meeting, you will need the 16-digit control number located on your proxy card or the instructions that accompany your Proxy Materials.

Items of Business:	(1)
To elect to the Board of Directors two Class II directors until the 2024 Annual Meeting of Stockholders, and until their respective successors have been duly elected and qualified, the following two nominees recommended by the Board of Directors: Leonard Stillman and Amber Williams.

	(2)	Advisory vote to approve the compensation of our named executive officers.
	(3)	Ratification of the appointment of WSRP, LLC as our independent registered public accounting firm for the 2022 fiscal year.
	(4)	Transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

Record Date:	You can vote at the meeting, or any adjournment thereof, if you were a stockholder of record at the close of business on July 22, 2021.

Internet Availability:
We are using the internet as our primary means of furnishing our Proxy Materials to our stockholders. Rather than sending stockholders a paper copy of our Proxy Materials, we are sending them a notice with instructions for accessing the materials and voting via the internet. We believe this method of distribution makes the proxy distribution process more efficient and less costly and will limit our impact on the environment. This notice of the Annual Meeting, the proxy statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2021, are available at www.proxyvote.com.

We anticipate that the Notice of Internet Availability of Proxy Materials will first be sent to stockholders on or about July 30, 2021. The proxy statement and the form of proxy relating to the Annual Meeting are first being made available to stockholders on or about July 30, 2021.

Proxy Voting:
It is important that your shares be present or represented and voted at the Annual Meeting. You can vote your shares on the internet at www.proxyvote.com, by telephone by calling 1-800-690-6903, by completing and returning your proxy card, or at the Annual Meeting. Voting instructions are printed on your proxy card or included with your Proxy Materials. You can revoke a proxy before its exercise at the Annual Meeting by following the instructions in the accompanying proxy statement.

By order of the Board of Directors,

/s/ Adam Cook
Adam Cook
Corporate Secretary
July 29, 2021

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did I receive these Proxy Materials?

We are providing this notice of annual meeting of stockholders, proxy statement, voting instructions, form of proxy and Annual Report on Form 10-K for the fiscal year ended March 31, 2021 (the “Proxy Materials”) in connection with the solicitation by the board of directors (the “Board”) of Freedom Holding Corp., a Nevada corporation, (the “Company,” “FRHC,” “we,” “us” or “our”) of proxies to be voted at our annual meeting of stockholders for the fiscal year ended March 31, 2021, and at any adjournment or postponement thereof (the “Annual Meeting”).

We anticipate that the Notice of Internet Availability of Proxy Materials will first be sent to stockholders on or about July 30, 2021. The proxy statement and the form of proxy relating to the Annual Meeting are first being made available to stockholders on or about July 30, 2021.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Pacific Stock Transfer Company, you are considered the “stockholder of record” with respect to those shares. If you are a stockholder of record, we are sending the Proxy Materials directly to you at the address of record on account with Pacific Stock Transfer Company.

If your shares are held in a stock brokerage account or by a bank or other holder of record, those shares are held in “street name.” You are considered the “beneficial owner” of those shares. The Proxy Materials have been or will be forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the proxy or voting instructions included in the mailing or by following their instructions for voting by telephone or on the internet.

Why did I receive in the mail a Notice of Internet Availability of Proxy Materials?

Under rules adopted by the United States Securities and Exchange Commission (the “SEC”), we are providing access to our Proxy Materials over the internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials to many of our stockholders. If you received a notice by mail, you will not receive a printed copy of the Proxy Materials unless you request one. The notice tells you how to access and review the Proxy Materials over the internet at www.proxyvote.com. The notice also tells you how to access your proxy card to vote on the internet. If you received a notice by mail and would like to receive a printed or emailed copy of the Proxy Materials, please follow the instructions included in the notice.

How do I attend the Annual Meeting?

In light of the continuing potential of COVID-19 disruptions, our Board has determined that the Annual Meeting be held in a virtual-only format via live webcast. The Annual Meeting will begin promptly at 8:30 p.m. EKT (10:30 a.m. EDT) on September 14, 2021. You may attend the Annual Meeting virtually at www.virtualshareholdermeeting.com/FRHC2021, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the Annual Meeting virtually, you will need the 16-digit control number located on your proxy card or the instructions that accompany your Proxy Materials. In the event that you do not have the control number, please contact your broker, bank or other nominee as soon as possible so that you can be provided with a control number and participate in the Annual Meeting. The live webcast of the Annual Meeting will be available to our stockholders and invited guests, but participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders. If you plan to attend the meeting virtually, online check-in will begin 15 minutes prior to the start of the Annual Meeting, and you should allow ample time for online check-in procedures. If you plan to attend virtually, we encourage you to access the website for the Annual Meeting prior to the start time of the meeting to allow time for you to log-in and test your device’s audio system.

What if I have technical difficulties accessing the Annual Meeting website?

Beginning 15 minutes prior to the start of and during the Annual Meeting, we will have a support team ready to assist stockholders with technical difficulties they may have accessing or hearing the Annual Meeting. If you encounter difficulties accessing the Annual Meeting you may call the help numbers found on the Annual Meeting website at www.virtualshareholdermeeting.com/FRHC2021. This assistance is limited to technical difficulties accessing the meeting. If you have problems accessing the Annual Meeting online because of problems with your control number, you should contact your broker, bank or other custodian.

May stockholders ask questions at the Annual Meeting?

Yes. Stockholders attending virtually will have the ability to submit questions during the Annual Meeting www.virtualshareholdermeeting.com/FRHC2021. As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted by stockholders online which are pertinent to the Company and the Annual Meeting matters, as time permits. Detailed guidelines for submitting questions online during the Annual Meeting will be available at www.virtualshareholdermeeting.com/
FRHC2021. We encourage you to read our Annual Report provided as part of the Proxy Materials and available free of charge on our website (www.freedomholdingcorp.com) or at www.proxyvote.com.

Who is entitled to vote at the Annual Meeting?

Stockholders of record at the close of business on July 22, 2021, the record date for the Annual Meeting, are entitled to receive notice of and vote at the Annual Meeting. You are entitled to one vote on each matter presented at the Annual Meeting for each share of common stock you owned at that time. Stockholders have no right to cumulative voting as to any matter, including the election of directors. At the close of business on July 22, 2021, there were 58,443,212 shares of our common stock outstanding.

How do I vote?

You may vote using any of the following methods:

By Mail

If you received a paper copy of the Proxy Materials, you may vote by completing, signing and dating your proxy card and returning it in the enclosed envelope. Your mailed proxy card must be received by no later than 11:59 p.m. EDT on September 13, 2021, to be counted. If you did not receive a paper copy of the Proxy Materials, but wish to vote by mail, you may request a paper copy and vote by mail as described in the instructions that accompany the Proxy Materials.

By Internet

We encourage you to vote and submit your proxy over the internet at www.proxyvote.com. Your internet vote must be received by no later than 11:59 p.m. EDT on September 13, 2021, to be counted.

By Telephone

You may vote by telephone by calling 1-800-690-6903. Your telephone vote must be received by no later than 11:59 p.m. EDT on September 13, 2021, to be counted.

At the Annual Meeting

Stockholders who wish to vote during the Annual Meeting, will need to attend the meeting at www.virtualshareholdermeeting.com/FRHC2021 where they will be provided voting instructions.

If you are a stockholder of record, to vote you will need the 16-digit control number that appears on your proxy card or the instructions that accompany the Proxy Materials. Each stockholder has a unique control number so that we can ensure all voting instructions are genuine and prevent duplicative voting. Depending on the number of accounts in which you hold shares of common stock, you may receive and need more than one control number. If you receive more than one control number be sure to vote each control number to ensure that all of your shares are voted.

If the shares you own are held in “street name” by a brokerage firm, your brokerage firm, as the record holder of your shares, is required to vote your shares according to your instructions. To vote your shares, you will need to follow the directions your brokerage firm provides you. Many brokers also offer the option of voting over the internet or by telephone, instructions for which would be provided by your brokerage firm on your voting instruction form.

What can I do if I change my mind after I vote my shares?

If you are a stockholder of record, you can revoke your proxy before it is exercised by:

●
written notice of revocation to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, which must be received by no later than 11:59 p.m. EDT on September 13, 2021;
●
timely submission of a valid, later-dated proxy via mail, the internet or the telephone, which must be received by no later than 11:59 p.m. EDT on September 13, 2021; or
●
voting at the Annual Meeting.

If you are a beneficial owner of shares, you may submit new voting instructions by contacting your broker, bank or other holder of record as described in the voting instructions they provide you. You may also vote at the Annual Meeting as described in the answer to the previous question.

Can my broker vote if my shares are held in “street name”?

If you do not give instructions to your brokerage firm, bank or other custodian holding your shares, it will still be able to vote your shares with respect to “discretionary” items, but it will not be allowed to vote your shares with respect to “non-discretionary” items. The election of directors (Proposal One) and “say-on-pay” proposal (Proposal Two) are considered to be non-discretionary items; therefore, if you do not instruct your broker how to vote with respect to these proposals, your broker is not permitted to vote with respect to them and those votes will thus be considered “broker non-votes.” Broker non-votes are shares that are held in “street name” by a custodian, such as a bank or brokerage firm that indicates on its proxy that it does not have or did not exercise discretionary authority to vote on a particular matter or matters. The ratification of WSRP, LLC as our independent registered public accounting firm (Proposal Three) is considered to be a discretionary item, and your brokerage firm will be able to vote on that item even if it does not receive instructions from you, so long as it holds your shares in its name.

How will votes be counted?

Each share of common stock will be counted as one vote according to the instructions contained on a proper proxy card, whether submitted by mail, over the internet or by telephone, or voted at the Annual Meeting.

What does it mean if I received more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or account. To ensure that all of your shares are voted, sign and return each proxy card you receive, or if you vote by internet or by telephone, you will need to vote each proxy card.

What constitutes a quorum?

For business to be conducted at the Annual Meeting, a quorum must be present. For each of the proposals to be presented at the Annual Meeting, a quorum consists of the holders of a majority of the shares of common stock issued and outstanding on July 22, 2021, the record date.

Shares of common stock present (virtually) in person or represented by proxy (including “broker non-votes” and shares that abstain or do not vote with respect to a particular proposal) will be counted for purposes of determining whether a quorum exists at the Annual Meeting.

If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What vote is required for each item and how does the Board recommend that I vote?

Proposal One – Election of Directors. Under our By-Laws, a nominee for director will be elected to the Board by a plurality of votes given at the election, meaning the nominee will be elected if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election. Abstentions and broker non-votes are not considered votes cast for or against the nominee and will have no effect on the proposal. If you do not instruct your broker how to vote with respect to this proposal, your broker cannot vote your shares with respect to the election of directors.

Our Restated Articles of Incorporation provide that our Board shall be divided into three classes. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors, with each director serving for a term of three years and until his or her successor has been duly elected and qualified. Our Nominating and Corporate Governance Committee (“nominating committee”) recommended to the Board, and the Board has nominated two individuals, Leonard Stillman and Amber Williams, each of whom currently serves as a Class II director, for election as Class II directors at the Annual Meeting.

THE BOARD RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE TWO NOMINEES NAMED IN THE ENCLOSED PROXY MATERIALS TO THE BOARD

Proposal Two – Advisory vote to approve the compensation of our named executive officers (“Say-on-Pay”). We are required to submit a proposal to you for a non-binding advisory vote to approve the compensation of our named executive officers pursuant to Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The stockholder vote on executive compensation is an advisory vote only and is not binding on the Company, the Board or the Compensation Committee of the Board (the “compensation committee”).

Although the vote is non-binding, we value your opinion and intend to consider the outcome of the vote when making future compensation decisions. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders an opportunity to express their views on the compensation of our named executive officers as described in this proxy statement under the heading “Executive Compensation.”

The affirmative vote of the holders of a majority of the total number of votes of our common stock present in person or represented by proxy and entitled to vote on the proposal is needed to approve this proposal. Abstentions count as votes against the proposal. Because shares treated as “broker non-votes” are not entitled to vote on the proposal, they will have no effect on the vote. If you do not instruct your broker how to vote with respect to this proposal, your broker cannot vote with respect to this proposal.

THE BOARD RECOMMENDS THAT YOU VOTE FOR APROVAL OF THE NON-BINDING ADVISORY RESOLUTION REGARDING COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE PROXY STATEMENT

Proposal Three – Ratification of Independent Registered Public Accounting Firm. The affirmative vote of the holders of a majority of the total number of votes of our common stock present (virtually) in person or represented by proxy and entitled to vote on the proposal is needed to ratify the selection of WSRP, LLC as our independent registered public accounting firm for our 2022 fiscal year. Abstentions count as votes against the proposal. If you do not provide instructions to your brokerage firm regarding how to vote your shares on this proposal, your broker may (a) vote your shares on your behalf (because this proposal is a “discretionary” item) or (b) leave your shares unvoted. Our By-laws do not require that stockholders ratify the appointment of our independent auditors. However, we are submitting the appointment of WSRP, LLC to you for ratification as a matter of good corporate governance. If our stockholders fail to ratify the selection, we will consider that failure as a direction to the Board and the Audit Committee of the Board (the “audit committee”) to consider the selection of a different firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm, at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

The affirmative vote of the holders of a majority of the total number of votes of our common stock present (virtually) in person or represented by proxy and entitled to vote on the proposal is needed to approve this proposal. Abstentions count as votes against the proposal.

THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE APPOINTMENT OF WSRP, LLC AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2022 FISCAL YEAR

Where can I find the voting results?

We will report the voting results in a Current Report on Form 8-K within four business days after completion of our Annual Meeting.

Could other matters be decided at the Annual Meeting?

As of the date this proxy statement, we did not know of any matters to be raised at the Annual Meeting other than those described in this proxy statement. If other matters are properly presented at the Annual Meeting for consideration, however, the proxies appointed by the Board will have the discretion to vote on those matters for you.

Who will pay for the cost of this proxy solicitation?

We will pay for the cost of this proxy solicitation. We do not intend to solicit proxies other than by use of the mail or website posting, but certain of our directors, officers and other employees, without additional compensation, may solicit proxies personally or by telephone, facsimile or email on our behalf.

Who will count the vote?

The inspector of elections appointed for the Annual Meeting will tabulate all votes.

What is “householding” and how does it affect me?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the Proxy Materials and Notice of Internet Availability of Proxy Materials, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure will reduce our printing costs and postage fees.

Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings, if any.

If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Proxy Materials or Notice of Internet Availability of Proxy Materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of each of these documents for your household, please make a written request to the: Corporate Secretary, Freedom Holding Corp., 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134, email usoffice@freedomholdingcorp.com or contact our Corporate Secretary at (888) 996-3742. If multiple stockholders of record who have the same address receive only one copy of the Proxy Materials and would like to receive additional copies, or if they would like to receive a copy for each stockholder living at that address in the future, send a written request to the address or email address above or contact our Corporate Secretary at (888) 996-3742. Upon such written or oral request, we will promptly deliver separate Proxy Materials and Notices of Internet Availability of Proxy Materials to any stockholders who receive one paper copy at a shared address.

Beneficial owners can request information about householding from their brokers, banks or other holders of record.

Smaller reporting company

During fiscal 2021 we qualified as a “smaller reporting company” as defined in Rule 12b-2 of the Exchange Act and have elected to take advantage of the scaled disclosures available to smaller reporting companies.

Other information

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2021 (the “Annual Report”), accompanies this proxy statement. No material contained in the Annual Report is to be considered a part of the Proxy Materials. “Fiscal 2021” refers to the 52-week fiscal year that ended on March 31, 2021. The contents of our corporate website or the corporate website of any of our subsidiaries are not incorporated by reference into this proxy statement.

PROPOSAL ONE — ELECTION OF DIRECTORS

Our Restated Articles of Incorporation provide that our Board shall be divided into three classes. Each director serves for a term of three years and until his or her successor has been duly elected and qualified. The term of office of the Class II Directors expires at the Annual Meeting. The nominating committee recommended, and the Board has nominated Leonard Stillman and Amber Williams to stand for re-election at the Annual Meeting as Class II Directors. Mr. Stillman has served as a member of the Board since October 2006 and Ms. Williams has served as a member of the Board since November 2020. If elected at the Annual Meeting each of these nominees would serve until the 2024 Annual Meeting and until his or her successor is duly elected and qualified, or if sooner, until the director’s death, resignation or removal.

Directors are elected by a plurality of the votes cast. The two nominees receiving the most “For” votes will be elected. If no contrary indication is made, shares represented by executed proxies will be voted “For” the election of the two nominees named above. If, prior to the Annual Meeting, it should become known that either of the nominees will be unwilling or unable to serve as a director after the Annual Meeting by reason of resignation, death, incapacity or other unexpected occurrence, the proxies will be voted “For” such substitute nominee as is determined by nominating committee and the Board or alternatively, not voted for any nominee. The Board has no reason to believe that either nominee will withdraw or be unable to serve. Proxies cannot be voted for more than the number of nominees proposed for election.

The Board believes that it is necessary for each of our directors to possess many qualities and skills. When searching for candidates, the nominating committee considers the evolving needs of the Board and searches for candidates that fill any current or anticipated future gap. The nominating committee considers a candidate’s business experience, issues of judgment, background, stature, conflicts of interest, integrity, ethics and commitment to the goal of maximizing stockholder value. Candidates should possess one or more of the following skills and qualifications: experience in the financial services industry, experience in international business, financial expertise, accounting skills, human resource management, public company management, legal expertise, etc. The nominating committee does not have a formal policy with respect to Board diversity. The Board and the nominating committee believe that it is desirable to have a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experience. In considering candidates for the Board, the nominating committee considers the entirety of each candidate’s credentials in the context of these standards. With respect to the nomination of continuing directors for re-election, the individual’s contributions to the Board are also considered.

The following is a brief biography, as of the date of this proxy statement, of the nominees for Class II directors and each person whose term as a Class I or Class III director will continue after the Annual Meeting.

Leonard Stillman Age: 78 Class II Director Since: October 2006 Independent Committee Memberships: Audit Compensation Nominating and Corporate Governance
Mr. Stillman earned his Bachelor of Science degree in mathematics from Brigham Young University and Master of Business Administration from the University of Utah. He began his career in 1963 with Sperry UNIVAC as a programmer developing trajectory analysis software for the Sergeant Missile system. Mr. Stillman spent many years as a designer and teacher of computer language classes at Brigham Young University, where he developed applications for the Administrative Department including the school’s first automated teacher evaluation system. During that time, he was also a vice-president of Research and Development for Automated Industrial Data Systems, Inc. and the Owner of World Data Systems Company, which provided computerized payroll services for companies such as Boise Cascade. Mr. Stillman has over 45 years of extensive business expertise, including strategic planning, venture capital financing, budgeting, manufacturing planning, cost controls, personnel management, quality planning and management, and the development of standards, policies, and procedures. He has extensive skills in the design and development of computer software systems and computer evaluation. Mr. Stillman helped found Stillman George, Inc. in 1993 and founded Business Plan Tools, LLC in 2004. He was employed with Stillman George, Inc. until 2010, where his primary responsibilities included managing information, technical development, and financial analysis projects and development, as well as general company management and consulting activities. From 2008 to 2009 Mr. Stillman served as the interim Chief Financial Officer of BMB Munai, Inc., the predecessor to the Company. He is currently employed by Business Plan Tools, LLC, which provides cloud-based SaaS business planning software and consolidates a broad variety of skills from a growing group of business professionals to provide needed support in finance, marketing, management, sales, planning, product development, and more to businesses worldwide. In addition, from January 2020 through April 2021, Mr. Stillman served as a director, Chief Financial Officer, Secretary and Treasurer of Pipergy, Inc., an oil and gas pipeline maintenance company based in Newcastle, Wyoming. Pipergy, Inc. is an SEC reporting issuer.

Skills and Qualifications: The Board selected Mr. Stillman as a director nominee because of his significant background in business management, strategic planning, corporate finance, and information management.

Amber Williams Age: 40 Class II Director Since: November 2020 Independent Committee Memberships: Audit Nominating and Corporate Governance Risk
Since 2012, Ms. Williams has provided accounting and chief financial officer consulting services to companies. Ms. Williams is a Certified Public Accountant, having earned licensure in 2010. From 2018 to 2019, she was employed as a Manager with Brixey & Meyer, an Ohio based CPA firm. In that position she managed a team of accountants providing companies with chief financial officer, accounting and human resource functions. From 2004 to 2012, Ms. Williams was employed in various accounting and finance positions with Grant Thornton, Basic Research, Goldman Sachs and PricewaterhouseCoopers, where her responsibilities included: planning and managing audit functions for public and private companies, domestically and internationally, including audit planning, fieldwork and internal control testing; assisting with product launch; serving as a member of a management team in conjunction with the sale of a business unit; and process improvement. Ms. Williams earned a Bachelor of Science degree in accounting from the University of Utah in 2004, and a Masters of Accounting degree from the University of Utah in 2005.

Skills and Qualifications: Ms. Williams was selected to serve as a director nominee based on her professional experience in accounting, auditing, finance and internal controls and her background as a licensed CPA.

Timur Turlov Age: 33 Class III Director Since: November 2015 Continuing in office until the 2022 Annual Meeting Non-independent Committee Memberships: Nominating and Corporate Governance Risk
Mr. Turlov has served as the Chief Executive Officer and Chair of the Board since November 2015. He graduated from Russia State Technic University (named after Tsiolkovsky) in 2009 with a Bachelor of Science degree in economics and management. Mr. Turlov holds a management certificate in stock exchange operations and securities broker and dealer management granted by the Russian National Securities Market Association and has more than 10 years of experience in various areas in the international securities industry. From July 2013 to July 2017, he served as the Advisor to the Chairman of the Board of our subsidiary JSC Freedom Finance (“Freedom KZ”). In that capacity, he was primarily responsible for strategic management, public and investor relations events, investment strategy, sales strategy, and government relations. In July 2017, Mr. Turlov became Chairman of the Board of Directors of Freedom KZ. He has also served as the General Director of our subsidiary LLC IC Freedom Finance (“Freedom RU”) from August 2011 to April 2021. As the General Director, he is responsible for establishing Freedom RU’s strategic goals, including acquisition and retention of large clients, sales strategy and company development. From May 2012 through January 2013, he served as the Chairman of the Board of Directors of JSC Nomad Finance where he oversaw business set up and acquisition of large clients. From July 2010 through August 2011, he was employed as the Vice Director of the International Sales Department of Nettrader LLC. In this capacity, his major responsibilities included consulting to set up access to foreign markets, trading, back office, and internal accounting functions. Mr. Turlov was appointed as Chairman of the Board of Directors of Bank Freedom Finance Kazakhstan JSC in December 2020, and in that role, he participates in determining the priority areas of the Bank's business activities and development strategy. He has served as a member of the Supervisory Board of LLP AK Niet Group since April 2020.

Skills and Qualifications: Mr. Turlov was selected as a director based on his in-depth knowledge of the business of the Company and capital markets, his professional experience and his educational background in economics and management.

Jason Kerr Age: 50 Class III Director Since: May 2008 Continuing in office until the 2022 Annual Meeting Independent Committee Memberships: Compensation Nominating and Corporate Governance Risk
Mr. Kerr earned his Bachelor of Science degree in economics in 1995 and a Juris Doctorate in 1998 from the University of Utah, where he was named the William H. Leary Scholar. In 2011, Mr. Kerr founded the law firm Price, Parkinson & Kerr, where he practices commercial litigation. From 2006 to 2011, Mr. Kerr was the associate general counsel of Basic Research, LLC, concentrating in intellectual property litigation. Before joining Basic Research, Mr. Kerr was a partner with the law firm of Plant, Christensen & Kanell in Salt Lake City, Utah. Mr. Kerr was employed with Plant, Christensen & Kanell from 1996 through 2001 and from 2004 to 2006. From 2001 through 2004, Mr. Kerr was employed as a commercial litigator with the Las Vegas office of Lewis and Roca. Mr. Kerr became our director in May 2008.

Skills and Qualifications: Mr. Kerr was selected as a director based on his educational background in economics, his managerial and business management skills, and his extensive professional experience as both in-house and outside legal counsel.

Boris Cherdabayev Age: 67 Class I Director Since: February 2019 Continuing in office until the 2023 Annual Meeting Independent Committee Memberships: Audit Compensation
Since 2012 Mr. Cherdabayev has served as Counsellor to the Chairman of the management board of Weatherford-CER, a privately owned joint venture company between Weatherford International and Caspian Energy Research LLP. Mr. Cherdabayev served as the Chairman of the board of BMB Munai Inc., the predecessor of the Company, from November 2003 to November 2015 and also as Chief Executive Officer from November 2003 through August 2007. From May 2000 to May 2003, Mr. Cherdabayev served as Director at TengizChevroil LLP, a multi-national oil and gas company owned by Chevron, ExxonMobil, KazMunayGas and LukOil. From 1998 to May 2000, Mr. Cherdabayev served as a member of the Board of Directors, Vice-President of Exploration and Production and Executive Director on Services Projects Development for NOC “Kazakhoil”, an oil and gas exploration and production company. From 1983 to 1988 and from 1994 to 1998 he served as a people’s representative at Novouzen City Council (Kazakhstan); he served as a people’s representative at Mangistau Oblast Maslikhat (regional level legislative structure) and a Chairman of the Committee on Law and Order. For his achievements Mr. Cherdabayev has been awarded with a national “Kurmet” order. Mr. Cherdabayev earned an engineering degree from the Ufa Oil & Gas Institute, with a specialization in “machinery and equipment of oil and gas fields” in 1976. Mr. Cherdabayev also earned an engineering degree from Kazakh Polytechnic Institute, with a specialization in “mining engineer on oil and gas fields’ development.” During his career he also completed an English language program in the United States, the СНАМР Program (Chevron Advanced Management Program) at Chevron Corporation offices in San Francisco, California, and the CSEP Program (Columbia Senior Executive Program) at Columbia University.

Skills and Qualifications: Mr. Cherdabayev was selected as a director because of his extensive executive management and board experience with both private companies and U.S. public companies.

Askar Tashtitov Age: 42 Class I Director Since: May 2008 Continuing in office until the 2023 Annual Meeting Non-independent Committee Memberships: None

Mr. Tashtitov has served as president of the Company since June 2018 and leads our investment banking activities. He has served as a director of the Company since May 2008 and was employed with BMB Munai, Inc., the predecessor of the Company, from 2004 through 2015, serving as the president from May 2006 to November 2015. From 2011 to 2015 Mr. Tashtitov was engaged in private equity projects. From 2002 to 2004 Mr. Tashtitov was a management consultant with PA Government Services Inc. Mr. Tashtitov earned a Bachelor of Arts degree from Yale University in economics and history in 2002.

Skills and Qualifications: Mr. Tashtitov was selected as a director because he has over 15 years of experience in the public company arena, with particular expertise in interfacing with equity and debt financing professionals, as well as investment banking and significant business management experience.

No directors, nominees for director or executive officers have any family relationship to any other director, nominee for director or executive officer. Mr. Stillman served as a director of Pipergy, Inc., an oil and gas pipeline maintenance company based in Newcastle, Wyoming from January 2020 through April 2021. Pipergy, Inc. became an SEC reporting issuer in September 2020. No other director or nominee for director served as a director of an SEC reporting issuer during the past five years.

There are no arrangements or understandings with any other person pursuant to which any director or nominee for director was selected as a director or nominee.

No director, nominee for director or executive officers or, to our knowledge, any owner of record or beneficially of more than five percent of our common stock, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to us or any of our subsidiaries or has a material interest adverse to us or any of our subsidiaries.

Information about our Executive Officers

The following table sets forth information regarding our executive officers:

Name	Age	Position
Timur Turlov	33	Chief Executive Officer and Chairman of the Board
Askar Tashtitov	42	President
Evgeniy Ler	38	Chief Financial Officer

As Messrs. Turlov and Tashtitov are also Company directors, their biographical information appears above.

Evgeniy Ler – Mr. Ler has served as the Chief Financial Officer of the Company since November 2015. Prior to that time, he served as Chief Financial Officer of BMB Munai, Inc., the predecessor of the Company from April 2009 to November 2015. BMB Munai, Inc. was a public company listed on the American Stock Exchange (AMEX). Mr. Ler joined BMB Munai in 2006 and served in several capacities including finance manager and reporting manager before being appointed Chief Financial Officer. During 2013 and 2014 Mr. Ler was engaged in private equity projects. From 2003 to 2006 Mr. Ler was an auditor at Deloitte Kazakhstan. In 2003 Mr. Ler was awarded a Bachelor’s degree in financial management from the Kazakh-American University located in Almaty, Kazakhstan.

There are no arrangements or understandings between any of our executive officers and any other person pursuant to which such individual was selected as an executive officer.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES LISTED ABOVE

CORPORATE GOVERNANCE

Director Independence

Our common stock is listed on the Nasdaq Capital Market and the Board relies upon the listing requirements and rules of the Nasdaq Stock Market to assist it in its determinations of director independence. Because Timur Turlov owns more than 50% of the voting power for election of directors, the Company is a “Controlled Company” as defined by Rule 5615 of the Nasdaq Stock Market rules. As such, we are not required to have a majority of independent directors on our Board, nor are we required to have a majority of independent directors on our nominating committee, compensation committee or the Risk Committee of our Board (the “risk committee”). While our Board is presently staffed by a majority of independent directors, that may not always be the case. Our audit committee and compensation committee are currently staffed solely by independent directors. Timur Turlov, who is not independent, currently serves on our nominating committee and our risk committee. For so long as the Company remains a Controlled Company, we anticipate we will take advantage of the exemptions to the independence requirements available to Controlled Companies.

The nominating committee and the full Board review the independence of all members of the Board for purposes of determining which Board members are deemed independent. Based on the director independence standards of the Nasdaq Stock Market, the nominating committee and the full Board affirmatively determined that Messrs. Cherdabayev, Kerr and Stillman and Ms. Williams are independent. In making this determination, our nominating committee and Board considered the current and prior relationships that each of the directors has with our Company and all other facts and circumstances our nominating committee and Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director and other transactions, relationships, and arrangements that are not required to be disclosed in this proxy statement.

Communication with the Board

The Board encourages communication from our stockholders. Any stockholder who wishes to communicate with the directors should send any such communication to the Corporate Secretary by email to usoffice@freedomholdingcorp.com or by mail to 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134. All such stockholder communication will be reviewed by the Corporate Secretary who will determine the appropriate response or course of action.

BOARD LEADERSHIP STRUCTURE

Board Leadership

The Chairman of the Board and Chief Executive Officer of the Company is Timur Turlov, our controlling stockholder. Mr. Turlov, along with the senior management team, is responsible for setting our strategic direction and our day-to-day leadership and performance, while the Board is responsible to hold management accountable for execution of strategy once it is developed. The Board believes that it is currently in the best interest of the Company and our stockholders for Mr. Turlov to serve as Chief Executive Officer and Chairman of the Board. Our directors bring different perspectives, experience, insight and expertise from outside the Company while Mr. Turlov brings Company specific experience and expertise. The Board believes that the combined role of Chairman and Chief Executive Officer also facilitates flow of information between the Board and management.

The Board currently consists of six members; our Chief Executive Officer, our President and four non-employee directors, all of whom are independent. Members of the Board are kept informed of our operations by reviewing materials provided to them, speaking to our executives, employees and legal counsel and by attending meetings of the Board and the various committees they may serve on. We do not currently have a lead independent director.

The Role of the Board in Oversight of Risk

Our Chief Executive Officer and senior management are responsible for identifying and assessing our exposure to risk and developing risk controls related to significant business activities and Company objectives, developing programs to determine the sufficiency of risk identification, balancing of potential risk to potential reward and the appropriate manner in which to control risk. It is the responsibility of our management to develop and implement our short-term and long-term objectives and to identify, evaluate, manage and mitigate the risks inherent in seeking to achieve those objectives. The Board’s responsibility is to oversee and monitor the Company’s risk management processes and efforts of senior management. As described in more detail below, this is carried out primarily through various board committees which report to our full board. The Board coordinates with the audit committee, risk committee and management regarding the Company’s cyber and technology security and risks.

BOARD COMMITTEES

The table below sets forth the committees of our Board. As noted above, as a Controlled Company we are exempt from certain board and committee independence requirements of the Nasdaq Stock Market. Our audit committee and compensation committee consist of all independent directors. Our nominating committee and our risk committee are each staffed by two independent directors and one non-independent director.

The memberships of each committee as of the date of this proxy statement are listed below:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk Committee
Boris Cherdabayev	X	X
Jason Kerr		C		C
Leonard Stillman	X	X	X
Askar Tashtitov*
Timur Turlov*			C	X
Amber Williams	C		X	X

“X” indicates membership on the committee.
“C” indicates that the director serves as the chair of the committee.
* Mr. Turlov and Mr. Tashtitov do not meet the independence standards of the Nasdaq Stock Market.

Audit Committee

The purpose of the audit committee is to oversee our accounting and financial reporting processes and the audit of our financial statements. The Audit Committee Charter provides that the audit committee is primarily responsible for the integrity of our accounting and financial reporting processes, our compliance with legal and regulatory requirements, the independence, qualifications and the performance of our independent registered public accounting firm, and performance of internal audit functions. Specifically, these duties include: selecting, retaining, compensating, overseeing, and if necessary, terminating our independent registered public accounting firm and any other registered public accounting firm, as necessary; approving audit and non-audit services provided to us by the independent registered public accounting firm; approving all audit engagement fees and terms; reviewing the scope of the audit to be conducted by such firm, including the firm’s internal quality control procedures, and issues raised by the most recent peer review or public company accounting oversight board (United States) (“PCAOB”) review or inspection, as well as the results of its audit; evaluating, at least annually, the qualifications, performance and independence of the independent auditors; reviewing and discussing with the independent auditors any audit problems, difficulties and disagreements and management’s responses to same; overseeing our financial reporting activities, including annual and quarterly reports and the accounting standards and principles followed; reviewing and approving the design and implementation of internal audit functions; reviewing and approving related-party transactions; overseeing legal and regulatory compliance; overseeing disclosure and internal controls, including establishing and overseeing procedures to address concerns about the same; and preparing the report of the audit committee, as required by the rules and regulations of the SEC, included in this proxy statement.

Each member of the audit committee is financially literate. Ms. Williams, Mr. Cherdabayev and Mr. Stillman each meet the independent director definition of Nasdaq Rule 5605. The Board has determined that Ms. Williams qualifies as an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K. Ms. Williams serves as the Chair of the audit committee. The Audit Committee Charter provides that the audit committee will meet at least four times annually. During fiscal 2021 the audit committee met five times.

Report of the Audit Committee

The audit committee oversees our financial reporting process on behalf of the Board. Management is responsible for our internal controls, financial reporting process and compliance with laws, regulations and ethical business standards. Our independent registered public accounting firm is responsible for performing an integrated audit of our consolidated financial statements and of our internal control over financial reporting in accordance with standards of the PCAOB, and to issue opinions thereon. The audit committee’s responsibility is to monitor and oversee these processes. In this capacity, the audit committee provides advice, counsel, and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the audit committee’s members in business, financial and accounting matters.

The audit committee reviewed and discussed with management and WSRP, LLC, our independent registered public accounting firm, our audited financial statements for the fiscal year ended March 31, 2021. The audit committee reviewed and discussed with management and WSRP, LLC, management’s assessment of the effectiveness of the Company’s internal control over financial reporting and WSRP, LLC’s opinion about the effectiveness of the Company’s internal control over financial reporting. The audit committee discussed with WSRP, LLC the matters required to be discussed by applicable requirements of the PCAOB as currently in effect. The audit committee also received the written disclosures and the letter from WSRP, LLC required by applicable requirements of the PCAOB regarding auditor-audit committee communications concerning independence and discussed with WSRP, LLC its independence from Freedom Holding Corp. and its management.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the Board, and the Board approved, that our audited financial statements be included in the Company’s Annual Report. These are the same financial statements that appear in our Annual Report that has been filed with the SEC.

Members of the Audit Committee:
Amber Williams, Chair
Leonard Stillman
Boris Cherdabayev

Compensation Committee

The Compensation Committee Charter provides that the primary function of the compensation committee is to carry out the duties assigned to it by the Board relating to review and determination of executive compensation. The Compensation Committee Charter assigns the compensation committee the following authority and responsibilities: reviewing and approving corporate goals and objectives applicable to the compensation of the Chief Executive Officer and evaluation of the Chief Executive Officer’s performance to determine and approve Chief Executive Officer compensation; reviewing and approving the compensation of all other executive officers; reviewing, approving and, when appropriate, recommending to the Board for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommending such plans for approval by our stockholders; reviewing with management executive compensation disclosure to be included, as required by SEC rules and regulations, in our annual reports on Form 10-K and/or proxy statements; reviewing, approving and, when appropriate, recommending to the Board for approval, any employment agreements and severance arrangements or plans, including any benefits to be provided in connection with a change in control, and any amendments or terminations thereto; determining stock ownership guidelines for executive officers and monitoring compliance with such guidelines; reviewing incentive compensation arrangements and the relationship between risk management policies and practices and compensation policies and practices; reviewing and recommending to the Board for approval the frequency of Say on Pay votes; reviewing all director compensation and benefits; and overseeing engagement with stockholders and, as applicable, proxy advisory firms on matters of executive compensation.

The Compensation Committee Charter allows the compensation committee to invite such members of management to its meeting as it deems appropriate, but in all cases the Chief Executive Officer and any other such officers shall not be present at meetings at which their compensation or performance is discussed or determined.

The Compensation Committee Charter also authorizes the compensation committee to access, at our expense, such internal and external resources, including retaining, legal, financial and other advisors, such as compensation consultants, as the compensation committee deems necessary or appropriate to fulfill its responsibilities. Neither the compensation committee nor the Board retained the services of a compensation consultant during fiscal 2021. The Compensation Committee Charter authorizes the compensation committee to delegate any of its responsibilities and authority to one or more subcommittees as it deems appropriate.

Mr. Kerr is the Chair of the compensation committee and Mr. Cherdabayev and Mr. Stillman are members of the committee. Each meets the independent director definition of Nasdaq Rule 5605. To the extent securities laws or other laws, rules or regulations require approval by the full Board, or by the independent members of the Board, such matters will be submitted for appropriate approval. The compensation committee met three times during fiscal 2021.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee Charter provides that the nominating committee’s responsibilities include, among other things: determining the qualifications, qualities, skills, and other expertise required to be a director; identifying individuals qualified to become Board members; recommending to the Board nominees to stand for election or to fill vacancies; developing and recommending corporate governance guidelines; overseeing our corporate governance practices and procedures; developing, subject to approval by the Board, processes for annual evaluation of the Board and its committees and overseeing the conduct of annual evaluations; reviewing the Board’s committee structure and composition and making recommendations to the Board regarding the appointment of directors to serve as members of each committee; developing and recommending to the Board for approval director standards for determining whether a director has a material relationship with the Company that would impair his or her independence; as necessary, amending and updating our Code of Ethics and Business Conduct; monitoring compliance with, investigating any alleged breach or violation of, and enforcing the provisions of our Code of Ethics and Business Conduct; with senior management, developing and recommending to the Board for approval an officer succession plan; and reviewing all tendered director resignation letters and evaluating and recommending to the Board whether such resignations should be accepted.

In discharging its responsibilities to nominate candidates for election to the Board neither the Board, nor the nominating committee has, at this time, specified minimum qualifications for serving on the Board. We believe that our directors should have the highest professional and personal ethics and values, consistent with our values and standards. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on other boards of public companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties for us. When considering potential director candidates, the nominating committee also considers the candidate’s character, judgment, diversity, age and skills, including financial literacy and experience in the context of our needs and the needs of the Board.

There is no assurance that all stockholder proposed candidates will be fully considered, that all candidates will be considered equally, or that the proponent of a proposed candidate, or any candidate, will be contacted by the Company, the Board or the nominating committee, and no undertaking to do so is implied by the willingness to consider candidates proposed by stockholders.

The Nominating and Corporate Governance Charter authorizes the nominating committee to access, at our expense, such internal and external resources, including retaining, legal, financial and other advisors, such as the nominating committee deems necessary or appropriate to fulfill its responsibilities.

Mr. Turlov is the Chair of the nominating committee and Mr. Stillman and Ms. Williams are members of the committee. As our CEO, Mr. Turlov does not qualify as an independent director under Nasdaq Rule 5605. Mr. Stillman and Ms. Williams do qualify as independent directors under Nasdaq Rule 5605. To the extent securities laws or other laws, rules or regulations require approval by the full Board, or by the independent members of the Board, such matters will be submitted for appropriate approval. The nominating committee met twice during fiscal 2021.

Risk Committee

The Board has approved the creation of a risk committee as described below. The risk committee has met to review the current state of risk management activities conducted in the Company, discuss the scope of oversight activities to be made by the committee and drafted a Risk Committee Charter, which has been circulated to the full Board for review and approval. It is the responsibility of our Chief Executive Officer and senior management to identify and assess the Company’s exposure to risk. The risk committee is responsible to meet periodically with senior management to review the Company’s risk management, compliance activities and potential risk exposures and to carry out its other duties set forth in the Risk Committee Charter.

The Risk Committee Charter tasks the risk committee to assist the Board in its oversight and monitoring of our senior management and risk managers in carrying out their responsibilities for enterprise risk management (“ERM”). This includes oversight of financial management, risk profile, financial risk and return, legal and regulatory and strategic planning and alignment. The risk committee is responsible for oversight and review with senior management of the Company’s capital planning process, capital position, capital adequacy, capital structure, and certain policies relating to financial management of the Company and its subsidiaries, as well as overseeing implementation of such policies. The risk committee will periodically review the Company’s funding and liquidity requirements and contingency funding plan and is tasked with overseeing senior management’s establishment of an independent ERM framework. The risk committee will work with senior management to: recommend a risk profile of the Company to the Board; review and monitor risk elements associated with the Company’s business; oversee and review the Company’s ERM charter, policies and procedures for assessing and managing exposure, including exposure to cybersecurity risk; and receive and review reports regarding the Company’s overall state of legal and regulatory compliance. The risk committee will oversee senior management’s establishment of the Company’s overall strategic planning process and alignment of the Company’s risk profile with its strategic plan, goals and objectives. The risk committee is also responsible to review material strategic transactions, principal investments or dispositions where the aggregate consideration to be paid or received exceeds limits specified by the Board.

The Risk Committee Charter authorizes the risk committee to select, retain and terminate special risk management, legal, financial, accounting, audit and other professional advisors, at our expense, to assist the risk committee in discharging its responsibilities. This authority excludes selecting, retaining or terminating the Company’s independent registered public accounting firm, which is the responsibility of the audit committee.

The Risk Committee Charter provides that the risk committee shall be comprised of at least three members and a majority of the members of the risk committee must be independent according to the standards of the Nasdaq Stock Market and the Company (to the extent the Company maintains a more stringent standard). Mr. Kerr, Mr. Turlov and Ms. Williams have been appointed by the Board to serve on the risk committee. Mr. Kerr and Ms. Williams qualify as independent directors under Nasdaq Rule 5605. Mr. Turlov does not qualify as an independent director.

Anti-Hedging Policy

We do not have a formal anti-hedging policy. While we do not encourage such activity, our employees, officers and directors are not prohibited from engaging in transactions designed to hedge or offset decreased in the market value of our equity securities.

Stockholder Nominees for Director

Our nominating committee will consider qualified director nominees recommended by stockholders when such recommendations are submitted in accordance with applicable SEC requirements, our By-laws, Nevada state corporate law and any other applicable law, rule or regulation regarding director nominations. Under our By-laws, nominations of persons for election to the Board may be made at an annual meeting of stockholders by any stockholder who was a stockholder of record as of the record date and at the time of giving of the notice provided for in our By-laws and at the time of the annual meeting; and provides timely notice and otherwise complies with the procedures set forth in our By-laws.

No candidates for director nominations were submitted to the nominating committee by any stockholder in connection with our Annual Meeting. Any stockholder desiring to present a nomination for consideration by the nominating committee prior to the 2022 Annual Meeting must do so in accordance with our By-laws and policies as described in more detail in “Stockholder Proposals for the 2022 Annual Meeting,” elsewhere in this proxy statement.

Advance Notice Provisions

To be timely, a stockholder’s notice pursuant to the advance notice provisions of our By-laws must be in writing and delivered to us at our address listed below not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, in advance of the anniversary of the previous year’s annual meeting if such meeting is to be held on a day which is not more than 30 days in advance of the anniversary of the previous year’s annual meeting or not later than 60 days after the anniversary of the previous year’s annual meeting; and with respect to any other annual meeting of stockholders, including in the event that no annual meeting was held in the previous year, not earlier than the close of business on the 120th day prior to the annual meeting and not later than the close of business on the later of: (1) the 90th day prior to the annual meeting and (2) the tenth day following the day on which public announcement of the date of such meeting is first made. A stockholder’s notice pursuant to the advance notice provisions of our By-Laws should be delivered to: Chairman of the Nominating and Corporate Governance Committee c/o Corporate Secretary, Freedom Holding Corp, 1930 Village Ctr. Cir., #3-6972, Las Vegas, Nevada 89134.

To be in proper form, a stockholder’s notice pursuant to the advance notice provisions of our By-laws must set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:

●
the name and address of the stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is being made;
●
the class and number of our shares which are owned by the stockholder (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of the notice, and a representation that the stockholder will notify us in writing of the class and number of such shares owned of record and beneficially by the stockholder as of the record date for the meeting within five business days after the record date for such meeting;
●
a description of any agreement, arrangement, or understanding with respect to such nomination between or among the stockholder or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that the stockholder will notify us in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;
●
a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the notice by, or on the stockholder’s behalf, or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of our stock, and a representation that the stockholder will notify us in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;
●
a representation that the stockholder is a holder of record of our shares entitled to vote at the meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, and
●
a representation whether the stockholder intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

The stockholder’s notice must provide the nominating committee the following:

●
the name, age, business address, and residence address of each proposed nominee;
●
the principal occupation or employment of each such nominee;
●
the class and number of shares of our capital stock which are owned of record and beneficially by each such nominee (if any);
●
such other information concerning each such nominee as would be required to be disclosed in a proxy statement soliciting proxies for the election of such nominee as a director in an election contest (even if an election contest is not involved) or that is otherwise required to be disclosed, under Section 14(a) of the Exchange Act;
●
a written questionnaire with respect to the background and qualification of such proposed nominee (which questionnaire shall be provided by the Corporate Secretary upon written request), and a written statement and agreement executed by each such nominee acknowledging that such person:
o
consents to being named in the Company’s proxy statement as a nominee and to serving as a director if elected;
o
intends to serve as a director for the full term for which such person is standing for election; and
o
makes the following representations: (1) that the nominee has read and agrees to adhere to our Code of Ethics and Business Conduct and other corporate governance policies and guidelines applicable to directors, (2) that the nominee is not and will not become a party to any agreement, arrangement, or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director, will act or vote on any issue or question, (3) that the nominee is not and will not become a party to any agreement, arrangement, or understanding with any person or entity other than the Company with respect to any direct or indirect compensation, reimbursement, or indemnification in connection with such person’s nomination for director or service as a director.

Proxy Access Provisions

Pursuant to the proxy access provisions of our By-laws, a stockholder, or a group of not more than 20 stockholders, that has continuously owned for at least three years a number of shares that represents at least 3% of our outstanding voting shares can nominate for inclusion in the Company’s proxy statement a number of nominees not to exceed 20% of the number of directors in office as of the last day on which notice of a nomination may be delivered to the Company, or if such amount is not a whole number, the closest whole number less than 20%, provided that the stockholder(s) and the stockholder nominee(s) satisfy the requirements specified in our By-laws. Such requirements include the timely delivery of a stockholder’s notice to our Corporate Secretary.

To be timely, a stockholder’s notice pursuant to the proxy access provisions must be delivered to our Corporate Secretary at our principal executive offices not later than 120 days nor more than 150 days prior to the first anniversary of the date the definitive proxy statement was first sent to stockholders in connection with the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced more than 30 days or delayed more than 60 days from the anniversary of the preceding year’s annual meeting, or if no annual meeting was held in the preceding year, the notice must be delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of (i) the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

A stockholder’s notice pursuant to the proxy access provisions must set forth, as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination is made:

●
the information required in a stockholder’s notice pursuant to the advance notice provisions of our By-laws;
●
a statement of the stockholder (a) setting forth and certifying to the number of shares of the Company the stockholder owns and has owned continuously for at least three years as of the date of the notice and (b) agreeing to continue to own such shares through the applicable annual meeting;
●
a copy of the Schedule 14N that has been or concurrently is filed with the SEC as required by Rule 14a-18 under the Exchange Act;
●
the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N if the relationship existed on the date of submission of the Schedule 14N; and
●
written agreements of the stockholder(s) setting forth certain additional agreements, representations and warranties specified in our By-laws.

Meeting Attendance

The Board met twelve times during fiscal 2021. Each director attended at least 75% of the meetings of the Board. In addition to participation in Board meetings, our directors discharged their responsibilities throughout the year through personal meetings and other communications, including telephone contact on any matters of interest and concern.

We do not have a formal policy requiring members of the Board to attend the annual meeting, although all directors are encouraged to attend if available. All the members of our Board attended the 2020 annual meeting of stockholders, which was held virtually due to COVID-19 imposed restrictions.

Indemnification

As permitted by Nevada state corporate law, our Restated Articles of Incorporation and By-Laws authorize and require us to indemnify our officers and directors to the fullest extent permitted under Nevada law.

Other Corporate Governance Resources

The charters of each committee of our Board and our Code of Ethics and Business Conduct are available on the Investor Relations Section of our website, https://ir.freedomholdingcorp.com/governance-docs.

DIRECTOR COMPENSATION

On March 31, 2021, the last day of our 2021 fiscal year, and as of the date of this proxy statement, we had six directors. During the period from April 1, 2020, through December 31, 2020, our non-employee directors received a cash retainer based on an annualized amount of $24,000. During the same period, our non-employee directors received a cash retainer for each Board committee they served on based on an annualized amount of $3,000.

In January 2021, the Board approved increasing the annual cash retainer paid to non-employee directors as follows: (i) from January 1, 2021 to June 30, 2021, each non-employee director will receive a quarterly payment of $15,000; (ii) commencing on July 1, 2021, the quarterly payment will increase to $25,000. Also, effective as of January 1, 2021, the Board terminated separate retainers for committee service, including serving as a committee chair. Directors who are employees do not receive annual cash retainers or fees for services on the Board.

Our directors do not receive board meeting, committee meeting or stockholder meeting attendance fees, but they will be reimbursed for reasonable travel expenses incurred in connection with required in-person attendance at such meetings.

The following table provides information concerning the compensation of each of our independent directors who served in fiscal 2021. Compensation of Mr. Turlov and Mr. Tashtitov, who are also executive officers of the Company, is described under the heading “Executive Compensation” elsewhere in this proxy statement. Mr. Turlov and Mr. Tashtitov did not receive any compensation for their service on the Board or any Board committee.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	All Other Compensation ($)	Total ($)
Boris Cherdabayev	37,500	--	--	37,500
Jason Kerr	39,750	--	--	39,750
Leonard Stillman	37,109	--	--	37,109
Amber Williams*	18,587	--	--	18,587

* Ms. Williams was appointed to the Board in November 2020.

As of March 31, 2021, none of the non-employee members of our Board held any outstanding stock options or other equity awards. We do not currently have a fixed plan for the award of equity compensation to our non-employee directors. Any equity grants to non-employee directors will be granted at a price equal to the fair market value of our common stock on the date of grant. We did not award any equity compensation to our non-employee directors during the fiscal year ended March 31, 2021.

SECURITY OWNERSHIP

As of July 22, 2021, the record date, we had 58,443,212 shares of common stock issued and outstanding. The following table sets forth the outstanding shares of common stock owned of record or beneficially by each person that owned of record, or was known to us to own beneficially, more than 5% of our issued and outstanding stock, and the name and stock holdings of each director and nominee for director, named executive officer, and the stock holdings of all of the directors, nominees and named executive officers as a group:

	Shares Beneficially Owned
Name of Person or Group(1)	Amount	Percent(2)(3)
Greater than 5% Stockholders:
Timur Turlov	42,405,112	72.6%

Directors, Nominees and Named Executive Officers:
Timur Turlov	42,405,112	72.6%
Jason Kerr	--	--
Boris Cherdabayev	6,074	*
Leonard Stillman	--	--
Askar Tashtitov	130,200(4)	*
Amber Williams	--	--
Evgeniy Ler	60,000(5)	*

All Directors, Nominees and Named Executive Officers, as a Group (7 persons)	42,601,386	72.9%

*
Less than 1%.
(1)
Unless otherwise indicated, the mailing address of each beneficial owner is c/o Freedom Holding Corp., “Esentai Tower” BC, Floor 7, 77/7 Al Farabi Ave., Almaty, 050040, Republic of Kazakhstan. The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.
(2)
The amounts and percentages of shares beneficially owned are reported on the basis of SEC regulations governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial” owner of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.
(3)
In May 2021 we awarded restricted stock grants totaling 1,031,500 shares to certain of our employees and executive officers. In July 2021 an employee exercised outstanding options to purchase 60,000 shares of our common stock. We are currently in process of effecting the issuances of these shares. For purposes of determining the percentage of shares beneficially owned in the table above, we have not included such shares as outstanding. Upon issuance of the shares Mr. Turlov’s beneficial ownership percentage will decrease to 71.2% of our outstanding shares and all directors, nominees and named executive officers, as a group, will decrease to 71.6% of our outstanding shares.

(4)
Includes 53,000 restricted shares granted to Mr. Tashtitov as equity incentive compensation. Vesting of 6,621 of these shares is contingent upon Mr. Tashtitov’s continuous service with us until March 31, 2022. Vesting of the remaining 46,379 shares is contingent upon Mr. Tashtitov’s continuous service with us through the applicable vesting dates described below, and satisfaction of the continuous service requirement notwithstanding, (ii) if the weighted average closing price of our common shares for the 20 trading days prior to the first vesting date is less than 70% of the closing price of the common shares on the grant date, (May 18, 2021), and as to any subsequent vesting date, if the weighted average closing price of our common shares for the 20 trading days prior to the vesting date is less than 70% of the weighted average closing price of the common shares on the immediately prior vesting date, then the common shares scheduled to vest on the vesting date shall not vest but shall be automatically forfeited on the stated vesting date and we shall have no further obligations to Mr. Tashtitov as to that portion of the restricted stock award forfeited. Assuming satisfaction of the foregoing vesting conditions, vesting of the 46,379 shares will occur as follows: 14,759 shares on May 18, 2023, 10,600 shares on May 18, 2024, 10,600 shares on May 18, 2025, and 10,600 shares on May 18, 2026. During the vesting periods, Mr. Tashtitov will be the record owner of the restricted stock and he will be entitled to all the rights of a stockholder of the Company, including the right to vote and receive dividends or other distributions on the shares, provided, however, that dividend payments or other distributions on unvested shares shall be held in custody by the Company and subject to the same restrictions that apply to unvested shares. The shares will not be delivered until they vest, and he has no rights to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the shares until such shares vest, except as otherwise provided in the applicable grant agreement or the Freedom Holding Corp. 2019 Equity Incentive Plan (the “2019 Plan”). To the extent he forfeits shares of restricted stock for failure to satisfy an applicable vesting condition, he will no longer be entitled to any rights as a stockholder of the Company, including the rights to vote or receive dividends or other distributions on such forfeited shares.
(5)
Includes 40,000 restricted shares granted to Mr. Ler as equity incentive compensation. Vesting of 6,621 of these shares is contingent upon Mr. Ler’s continuous service with the Company until March 31, 2022. Vesting of the remaining 33,379 shares is contingent upon Mr. Ler’s continuous service with us through the applicable vesting dates described below, and satisfaction of the continuous service requirement notwithstanding, (ii) if the weighted average closing price of our common shares for the 20 trading days prior to the first vesting date is less than 70% of the closing price of the common shares on the grant date, (May 18, 2021), and as to any subsequent vesting date, if the weighted average closing price of our common shares for the 20 trading days prior to the vesting date is less than 70% of the weighted average closing price of the common shares on the immediately prior vesting date, then the common shares scheduled to vest on the vesting date shall not vest but shall be automatically forfeited on the stated vesting date and we shall have no further obligations to Mr. Ler as to that portion of the restricted stock award forfeited. Assuming satisfaction of the foregoing vesting conditions, vesting of the 33,379 shares will occur as follows: 9,379 shares on May 18, 2023, 8,000 shares on May 18, 2024, 8,000 shares on May 18, 2025, and 8,000 shares on May 18, 2026. During the vesting periods, Mr. Ler will be the record owner of the restricted stock and he will be entitled to all the rights of a stockholder of the Company, including the right to vote and receive dividends or other distributions on the shares, provided, however, that dividend payments or other distributions on unvested shares shall be held in custody by the Company and subject to the same restrictions that apply to unvested shares. The shares will not be delivered until they vest, and he has no rights to assign, alienate, pledge, attach, sell or otherwise transfer or encumber the shares until such shares vest, except as otherwise provided in the applicable grant agreement or the 2019 Plan. To the extent he forfeits shares of restricted stock for failure to satisfy and applicable vesting condition, he will no longer be entitled to any rights as a stockholder of the Company, including the rights to vote or receive dividends or other distributions on such forfeited shares.

Equity Compensation Plan Information

The following table sets forth, as of July 28, 2021, certain information related to our equity compensation plans.

Plan Category	Number of Securitiesto Be Issued upon Exercise of Outstanding Options,Warrants and Rights (a)	Weighted-Average Exercise Price of Outstanding Options,Warrants and Rights (b)	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by security holders	--	$--	2,598,500(1)
Equity compensation plans not approved by security holders	--	--	--

Total	--	--	2,598,500

(1)
Securities available for award under the 2019 Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and any persons who own more than 10% of our common stock to file with the SEC reports of beneficial ownership and changes in beneficial ownership of our common stock. Officers and directors are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports furnished to us or written representations, we believe that during fiscal 2021 all filing requirements applicable to our executive officers, directors and greater than 10% stockholders were met on a timely basis, except for a Form 3 for Ms. Williams at the time she became a director, a Form 4 for each of Mr. Tashtitov and Mr. Ler in connection with a grant of equity incentive compensation, and a Form 4 for Mr. Ler in connection with the sale of 8,471 shares in multiple trades occurring on the same day. Each of the Form 4 filings by Mr. Tashtitov and Mr. Ler were inadvertently filed one day late.

EXECUTIVE COMPENSATION

The table below summarizes compensation paid to or earned by our named executive officers for the years ended March 31, 2021 and 2020.

Summary Compensation Table

Name and Principal Position	Year	Salary ($) (1)	Stock Awards ($)	Option Awards ($)	All Other Compensation ($)(2)	Total ($)(3)
Timur Turlov	2021	279,525	--	--	22,189	301,714
CEO and Chairman(4)	2020	95,236	--	--	39,048	134,284

Evgeniy Ler	2021	180,157	--	--	25,758	205,942
CFO	2020	129,266	--	--	20,814	150,080

Askar Tashtitov	2021	154,539	--	--	22,905	177,443
President(4)	2020	131,927	--	--	21,110	153,037

(1)
Annual salary is net of all salary-related taxes and dues required under the laws of the Russian Federation and the Republic of Kazakhstan, which are legally the responsibility of the Company.
(2)
Includes salary-related taxes and dues, including mandatory contributions to nationally-sponsored pension programs of $17,534 and $17,654, and a car and travel allowance of $4,655 and $21,394 for Mr. Turlov during the fiscal years ended March 31, 2021 and 2020, respectively, salary-related taxes and dues, including mandatory contributions to nationally-sponsored pension programs of $25,785 and $20,814 for Mr. Ler during the fiscal years ended March 31, 2021 and 2020, respectively, and salary-related taxes and dues, including mandatory contributions to nationally-sponsored pension programs of $22,905 and $21,110 for Mr. Tashtitov during the fiscal years ended March 31, 2021 and 2020, respectively.
(3)
Mr. Turlov receives compensation in both Russian rubles and Kazakhstani tenge. Mr. Ler and Mr. Tashtitov are paid in Kazakhstani tenge. The U.S. dollar amounts shown in the table above were calculated using the average annual exchange rates for the period from April 1, 2020 to March 31, 2021, of Kazakhstani tenge to Russian ruble and Russian ruble to U.S. dollar as reported by the Central Bank of Russia.
(4)
Mr. Turlov and Mr. Tashtitov are also Company directors. They receive no compensation for their service on our Board.

Employment Agreements

At this time Freedom Holding Corp does not have employment agreements with Mr. Turlov, Mr. Ler or Mr. Tashtitov. Mr. Turlov has a standard statutorily required employment agreement for all employees in the Russian Federation with Freedom RU and a standard statutorily required employment agreement for all employees in the Republic of Kazakhstan with our subsidiary Freedom Finance Global PLC (“Freedom Global”). Mr. Ler and Mr. Tashtitov have standard statutorily required employment agreement for all employees in the Republic of Kazakhstan with our subsidiary Freedom KZ. These standard statutorily required employment agreements primarily provide for statutory rights relating to employees, employers, base salary, and payment of salary-related taxes and dues, including personal income taxes and pension fund obligations. Each of Mr. Turlov, Mr. Ler and Mr. Tashtitov provide services to the Company on an at-will basis.

Base Salary

We provide base salaries as a fixed source of compensation for our named executive officers, allowing them a degree of certainty with respect to their day-to-day compensation. Base salaries of our named executive officers are reviewed periodically by our compensation committee based on performance, scope of responsibilities and market information. In accordance with the laws of the Russian Federation and the Republic of Kazakhstan, salaries are net of all salary-related taxes, dues and state sponsored pension plans, which are the legal responsibility of the employer in those countries. Mr. Turlov’s base salary includes salary paid to him by Freedom RU and Freedom Global. Mr. Ler and Mr. Tashtitov receive base salaries from Freedom KZ.

During the fiscal year, the compensation committee evaluated the performance and scope of responsibilities of Messrs. Turlov, Ler and Tashtitov, as well as compensation information of other financial services companies and companies with market caps similar to those of the Company. Based on this evaluation, the compensation committee recommended to our Board and our Board approved increases in the annual salaries for each of Messrs. Turlov, Ler and Tashtitov. Mr. Turlov’s annual salary was increased to $1,200,000 commencing from February 1, 2021. The annual salaries of each of Mr. Ler and Mr. Tashtitov were increased to $300,000 commencing from March 1, 2021. Consistent with local regulations, salary amounts are net of all salary-related taxes.

Incentive Compensation

From time to time, we may award incentive compensation in the form of cash or equity to our employees, including our named executive officers, designed to compensate them for Company performance and their contributions to Company success. In February 2021, the compensation committee and the Board approved incentive compensation awards to each of Mr. Ler and Mr. Tashtitov for our 2022 fiscal year. Mr. Ler is eligible to receive cash or equity compensation of up to $300,000 based on achievement of financial reporting performance objectives during fiscal 2022. Mr. Tashtitov is eligible to receive cash or equity compensation of up to $400,000 based on achievement of investment banking performance and business development objectives during fiscal 2022.

Mr. Ler and Mr. Tashtitov were also each awarded long-term equity incentive compensation in the form of a restricted stock grant of 6,621 shares of our common stock. Vesting of these shares to each is subject to each remaining in Continuous Service (defined below) with the Company through March 31, 2022. Based on the closing market price of the Company’s common stock on May 18, 2021, the date we finalized agreements with Mr. Ler and Mr. Tashtitov relating to these grants, the restricted stock grant to each of them was valued at approximately $300,000.

On May 18, 2021, Mr. Ler and Mr. Tashtitov were also awarded restricted stock grants of 33,379 shares and 46,379, respectively. Vesting of these grants is subject to (i) each individually remaining in Continuous Service with us through the applicable vesting dates set forth in the vesting schedule below, and satisfaction of the Continuous Service requirement notwithstanding, and (ii) if the weighted average closing price of our common shares for the 20 trading days prior to the first vesting date is less than 70% of the closing price of the common shares on the grant date (May 18, 2021), and as to any subsequent vesting date, if the weighted average closing price of our common shares for the 20 trading days prior to the vesting date is less than 70% of the weighted average closing price of the common shares on the immediately prior vesting date, then the common shares scheduled to vest on the vesting date shall not vest but shall be automatically forfeited on the stated vesting date and we shall have no further obligations as to any portion of the restricted stock award forfeited.

The restricted stock grants made to Messrs. Tashtitov and Ler are scheduled to vest upon satisfaction of the vesting conditions, as follows:

	Shares of Common Stock
Vesting Date	Tashtitov	Ler
May 18, 2023	14,579	9,379
May 18, 2024	10,600	8,000
May 18, 2025	10,600	8,000
May 18, 2026	10,600	8,000

"Continuous Service" means the individual’s service with the Company, whether as an employee, consultant or director, is not interrupted or terminated. The individual’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the individual renders service to the Company as an employee, consultant or director or a change in the entity for which the individual renders such service, provided that there is no interruption or termination of the individual’s Continuous Service. The compensation committee, or its delegate, in its sole discretion, may determine whether Continuous Service will be considered interrupted, and whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs an individual shall be deemed to result in termination of Continuous Service. If the individual’s Continuous Service terminates for any reason at any time before all of the individual’s restricted stock grant has vested, the unvested restricted stock shall be automatically forfeited upon such termination of Continuous Service and we shall have no further obligations to the individual under the grant agreement, unless otherwise determined by the compensation committee.

Outstanding Equity Awards at Fiscal Year-End

As of the fiscal year ended March 31, 2021, none of our named executive officers held any outstanding equity awards. Subsequent to the fiscal year-end, Mr. Ler and Mr. Tashtitov were awarded equity incentive compensation awards as described above under the heading “Incentive Compensation”.

Option Exercises and Stock Vested

As of the fiscal year ended March 31, 2021, none of our named executive officers held any unexercised stock options or unvested restricted stock awards. Subsequent to the fiscal year-end, Mr. Ler and Mr. Tashtitov were awarded equity incentive compensation awards as described above under the heading “Incentive Compensation”.

Nonqualified Deferred Compensation

We do not have a deferred compensation program for our employees, officers or directors, including our named executive officers.

Pension and Retirement Benefits

We do not offer a company-sponsored pension program or retirement benefits for our employees, officers or directors, including our named executive officers. Several of the countries in which we operate have nationally sponsored pension programs to which we are required to make contributions. Such contributions are paid by us to the government on behalf of the employee. We do not have other liabilities related to any supplementary pensions, post-retirement health care, insurance benefits or retirement indemnities.

Potential Payments upon Termination or Change in Control

We do not currently have any contract, agreement, plan or arrangement with any of our named executive officers that would result in any potential payment upon resignation, retirement or other termination of employment with the Company or as a result of a change in control of the Company or change of responsibilities in the event of a change in control of the Company.

Advisory Vote on Executive Compensation

At the 2018 Annual Meeting, pursuant to Section 14A of the Exchange Act, we submitted a proposal to stockholders for an advisory and non-binding vote to approve the compensation of our executive officers as disclosed in the proxy statement for the 2018 Annual Meeting. This advisory vote on executive compensation, commonly referred to as a “say-on-pay” proposal, gave our stockholders the opportunity to express their views on the compensation of our named executive officers. The vote was not intended to address any specific element of compensation, but rather related to the overall compensation of our named executive officers. At the 2018 Annual Meeting, our stockholders approved the compensation of our named executive officers with approximately 77% of the vote cast in favor.

PROPOSAL TWO — ADVISORY AND NON-BINDING VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

In accordance with Section 14A of the Exchange Act, we provide our stockholders with the opportunity to vote to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the compensation disclosure rules of the SEC once every three years. The next advisory and non-binding vote to approve named executive officer compensation will be held at our 2024 annual meeting of stockholders.

Our executive compensation programs are designed to attract, motivate, and retain our named executive officers, who are critical to our success, and to reward our named executive officers for the achievement of strategic and operational goals and the achievement of increased total stockholder returns. We seek to align the interests of our named executive officers with the interests of our stockholders. Our compensation committee reviews named executive officer compensation to ensure such compensation is consistent with our goals.

This vote is advisory, which means that the vote on executive compensation is not binding on us, our Board, or our compensation committee. The vote on this resolution is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement. Because we value our stockholders’ views on named executive officer compensation and as a matter of good corporate governance, to the extent there is a significant vote against our named executive officer compensation as disclosed in this proxy statement, the compensation committee will consider such as a direction to the Board and the compensation committee to evaluate our named executive officer compensation practices and to determine what actions may be necessary to address our stockholders’ concerns.

Accordingly, we ask you to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Summary Compensation Table, and the other related tables and disclosure.”

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” APROVAL OF THE NON-BINDING ADVISORY RESOLUTION REGARDING COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS AS DESCRIBED IN THE PROXY STATEMENT

PROPOSAL THREE — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board, upon the recommendation of the audit committee, has appointed WSRP, LLC to serve as our independent registered public accounting firm for our 2022 fiscal year. WSRP, LLC served as our independent registered public accounting firm for our 2021 fiscal year.

A representative of WSRP, LLC is expected to be present virtually at the Annual Meeting and is expected to be available to respond to appropriate questions. The representative will also have an opportunity to make a statement if he desires to do so.

We are asking our stockholders to ratify the selection of WSRP, LLC as our independent registered public accounting firm. Although ratification is not required by our By-Laws or otherwise, the Board is submitting the selection of WSRP, LLC to our stockholders for ratification as our audit committee has recommended because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate practice. If our stockholders fail to ratify the selection, we will consider that failure as a direction to the Board and the audit committee to consider the selection of a different firm. Even if the selection is ratified, the audit committee in its discretion may select a different independent registered public accounting firm, at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.

PRINCIPAL ACCOUNTANT FEES AND SERVICES

Pre-Approval of Services

The audit committee annually engages our independent registered public accounting firm and pre-approves their services related to the annual audit and interim quarterly reviews of our financial statements and all reasonably related assurance services. All non-audit services are also considered for pre-approval by the audit committee. Audit committee pre-approval of audit and non-audit services is not required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the audit committee regarding our engagement of the independent registered public accounting firm.

Audit Fees

The firm of WSRP, LLC has served as our independent registered public accounting firm for the fiscal years ended March 31, 2021 and 2020. Principal accounting fees for professional services provided to us by WSRP, LLC for the fiscal years ended March 31, 2021 and 2020 are summarized as follows:

Fee Type	For the year ended March 31, 2021 ($)	For the year ended March 31, 2020 ($)
Audit fees	1,168,117	1,010,527
Audit-related fees	7,963	42,660
Tax fees	175	1,287
All other fees	--	---
Total	1,176,254	1,054,473

Audit Fees. Audit fees were for professional services rendered in connection with the audit of the financial statements included in our annual report on Form 10-K and review of the financial statements included in our quarterly reports of Form 10-Q and for services normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements and fees for Sarbanes-Oxley 404 audit work.

Audit-Related Fees. Audit-related fees during the fiscal years ended March 31, 2021 and 2020, were primarily fees billed for professional services related to foreign statutory reporting and document review.

Tax Fees. Fees billed for professional services rendered for tax compliance, tax advice and tax planning within the United States for the fiscal years ended March 31, 2021 and 2020.

All of the services provided by WSRP, LLC described above were approved by our audit committee pursuant to our audit committee’s pre-approval policies.

The audit committee has determined that the provision of services by our independent registered accounting firm described above is compatible with maintaining WSPR, LLC’s independence.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF WSRP, LLC AS OUR INDEPENDENT REGISTERED ACCOUNTING FIRM FOR THE 2022 FISAL YEAR.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In addition to the compensation arrangements discussed above under “Executive Compensation” elsewhere in this proxy statement, the following is a description of transactions since April 1, 2020, to which we have been a participant, in which the amount involved in the transaction exceeds or will exceed the lesser of (i) $120,000 or (ii) 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals, had or will have a direct or indirect material interest or such other persons as may be required to be disclosed pursuant to Item 404 of Regulation S-K, which we refer collectively to as “related persons”.

Certain of our executive officers, directors, greater than 5% stockholders and persons or entities affiliated with them have brokerage, banking and/or other discretionary accounts with our subsidiary companies and engage in transactions with those entities in the ordinary course of business involving brokerage, banking and investment banking services. Such transactions are made on substantially the same terms and conditions as other similarly situated unaffiliated third parties. In connection with these accounts, our subsidiaries may extend credit in the ordinary course of business to certain of our directors, executive officers, greater than 5% stockholders and persons or entities affiliated with them. These extensions of credit may be in connection with margin lending or other extensions of credit by our subsidiaries in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable extensions of credit with similar situated unaffiliated third parties and do not involve more than the normal risk of collectability or present other unfavorable features.

Since November 2015 Timur Turlov has been our controlling shareholder and served as a member of our Board and as our CEO. In July 2014 Mr. Turlov created and has remained the sole owner of FFIN Brokerage Services, Inc., a corporation registered in and licensed as a broker dealer in Belize (“FFIN Brokerage”). Many of our clients are also clients of FFIN Brokerage. In Eurasia, as a foreign broker dealer, FFIN Brokerage has been able to provide easier access to the U.S. securities markets, which conduct business in U.S. dollars, to investors in Russia and Kazakhstan, due to local regulations that imposed restrictions on foreign currency accounts, required mandatory securities custody in-country, and limited access to foreign securities, unless listed on local exchanges. Over the past few years, the securities markets in Russia and Kazakhstan have developed substantially and many of the barriers to open access to foreign securities and foreign stock markets have been reduced or eliminated. However, since 2015 our subsidiaries have engaged in ordinary course brokerage, banking, lending, trading and other financial services with FFIN Brokerage. All such transactions are conducted in the ordinary course of our business. Such transactions are conducted on substantially the same terms as those prevailing at the time for comparable transactions with similarly situated unaffiliated third parties.

To comply with certain foreign ownership restrictions relating to registered Ukrainian broker-dealers, on August 24, 2019, we sold 67.12% of the outstanding equity interest of our subsidiary LLC Freedom Finance Ukraine (“Freedom UA”) to Askar Tashtitov, our president. Due to recent amendments by regulators to further restrict foreign ownership of registered Ukrainian broker-dealers, in July 2021 we were required to sell an additional 22.88% of the outstanding equity interests in Freedom UA to Mr. Tashtitov, reducing our ownership interest in Freedom UA to 10%. In August 2019, we entered into a series of contractual arrangements with Freedom UA and Mr. Tashtitov, including a consulting services agreement, an operating agreement and an option agreement. Because such agreements obligate us to: (i) guarantee the performance of all Freedom UA obligations and provide Freedom UA sufficient funding to cover all Freedom UA operating losses and net capital requirements, (ii) enable us to receive 90% of the net profits of Freedom UA after tax, and (iii) require us to provide Freedom UA the management competence, operational support, and ongoing access to our significant assets, technology resources and expertise to necessary to conduct the business of Freedom UA; we account for Freedom UA as a variable interest entity (“VIE”) under the accounting standards of the Financial Accounting Standards Board (“FASB”). Accordingly, the financial statements of Freedom UA are consolidated into our financial statements.

From time to time we may identify business acquisition opportunities we believe are in the best interest of the Company and our stockholders, but for various reasons, including the need to obtain regulatory approvals, the target entity’s lack of financial statements and or internal controls meeting the standards required of the PCAOB and the SEC, or the business not being sufficiently mature, we may be precluded from completing the acquisition within a time frame acceptable to the seller. In the past when presented with such situations, Mr. Turlov or other related persons have made such acquisitions, and then once necessary regulatory approvals have been received, proper financial statements and internal controls have been implemented and the business has matured sufficiently, we have acquired the business from the related party for a purchase price that does not exceed the historical price paid by the related party plus capital contributions, if any, made by the related party after acquisition. It is foreseeable that we will pursue similar acquisitions in the future, although we have not executed definitive agreements for any such acquisitions as of the date of this proxy statement.

As noted elsewhere in this proxy statement, under U.S. exchange and market rules, we are deemed a “Controlled Company” because Mr. Turlov currently owns 7.26% of our total outstanding common stock. The Audit Committee Charter provides that the audit committee will review all relationships and transactions with related parties. Based on all the relevant facts and circumstances, the audit committee will decide whether a related-person transaction is appropriate and will approve only those transactions that are in our best interests and that conform with SEC rules prohibiting personal loans to executive officers and directors.

STOCKHOLDER PROPOSALS
FOR THE 2022 ANNUAL MEETING

As required by SEC Rule 14a-8 and provided in the proxy access provisions of our By-Laws, you may request that we include a proposal in the proxy statement and form of proxy for our 2022 annual meeting of stockholders (the “2022 Annual Meeting”), including director nominations. The proposal must be in writing and should be mailed by certified mail, return receipt requested, and must comply in all respects with Rule 14a-8 under the Exchange Act, the laws of the state of Nevada and our By-Laws. Your proposals should be delivered to the Chairman of the Nominating and Corporate Governance Committee c/o Corporate Secretary, Freedom Holding Corp, 1930 Village Ctr. Cir., #3-6972, Las Vegas, Nevada 89134. For a proposal to be included in our Proxy Materials for the 2022 Annual Meeting, it must be delivered to us not earlier than the close of business on March 3, 2022, and not later than the close of business on April 2, 2022. In the event that our 2022 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of our 2021 Annual Meeting, your proposal must be delivered to us not earlier than the close of business on the 150th day prior to the date of our 2022 Annual Meeting and not later than the close of business on the later to occur of (i) the 120th day prior to the 2022 Annual Meeting, and (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.

Notice of any proposal that you intend to present at the 2022 Annual Meeting, but do not intend to have included in the proxy statement and form of proxy relating to the 2022 Annual Meeting (other than pursuant to Rule 14a-8 or the proxy access provisions of our By-laws), must be in writing and delivered to our Corporate Secretary, Freedom Holding Corp. at 1930 Village Ctr. Cir., #3-6972, Las Vegas, Nevada 89134 not earlier than close of business on April 2, 2022, and not later than the close of business on May 2, 2022. In the event that our 2022 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of our 2021 Annual Meeting, your proposal must be delivered to us not earlier than the close of business on the 120th day prior to the date of our 2022 Annual Meeting and not later than the close of business on the later to occur of (i) the 90th day prior to the 2022 Annual Meeting, and (ii) the tenth day following the day on which public announcement of the date of such meeting is first made.

Each item of business proposed by a stockholder, including director nominations, must be made in accordance with our By-laws, Nevada state corporate law and any other applicable law, rule or regulation. In addition, any notice of a proposed director candidate must also comply with our By-laws, including the criteria set forth under “Stockholder Nominees for Director” elsewhere in this this proxy statement. If written notice is not given in accordance with these requirements, the proposal or nomination will be considered deficient or untimely, as applicable, and we may exclude such business from consideration at the meeting.

For all matters other than director nominations that you wish to bring before the meeting, you must provide the following information:

●
a brief description of the business desired to be brought before the meeting;
●
the reason for conducting such business at the meeting;
●
the text of any proposal or business;
●
any substantial interest (such as financial or personal interest) you and the beneficial owner, if any, on whose behalf the matter is being proposed have in the matter;
●
any other information relating to you and the beneficial owner, if any, on whose behalf the proposal is being made, required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for the proposal and pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder;
●
a description of all agreements, arrangements, or understandings between or among you and the beneficial owner, if any, on whose behalf you are making the proposal, including any of their affiliates or associates, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such person or persons or any of their affiliates or associates, in such business, including any anticipated benefit therefrom to such person or persons, or their affiliates or associates; and
●
As to you, you must provide:
o
your name and address as they appear on our books and of the beneficial owner, if any, on whose behalf the nomination is being made;
o
the class and number of our shares which are owned by you (beneficially and of record) and owned by the beneficial owner, if any, on whose behalf the nomination is being made, as of the date of your notice, and a representation that you will notify us in writing of the class and number of such shares owned of record and beneficially by you as of the record date for the meeting within five business days after the record date for such meeting;
o
a description of any agreement, arrangement, or understanding with respect to such nomination between or among you or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, and any others (including their names) acting in concert with any of the foregoing, and a representation that you will notify us in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;

o
a description of any agreement, arrangement, or understanding (including any derivative or short positions, profit interests, options, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of your notice by, or on your behalf, or the beneficial owner, if any, on whose behalf the nomination is being made and any of their affiliates or associates, the effect or intent of which is to mitigate loss to, manage risk or benefit of share price changes for, or increase or decrease the voting power of such person or any of their affiliates or associates with respect to shares of our stock, and a representation that you will notify us in writing of any such agreement, arrangement, or understanding in effect as of the record date for the meeting within five business days after the record date for such meeting;
o
a representation that you are a holder of record of our shares entitled to vote at the meeting and you intend to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; and
o
a representation whether you intend to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve the nomination and/or otherwise to solicit proxies from stockholders in support of the nomination. We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as an independent director or that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such nominee.

2021 ANNUAL REPORT ON FORM 10-K

Included with these Proxy Materials is a copy of our Annual Report on Form 10-K for the fiscal year ended March 31, 2021, without exhibits, as filed with the SEC. We will furnish to each person whose proxy is solicited, on the written request of that person, a copy of the exhibits to that Annual Report on Form 10-K without charge. We will also mail to you without charge, upon request, a copy of any document specifically referenced or incorporated by reference in this proxy statement. Please direct your request to Corporate Secretary at Freedom Holding Corp, 1930 Village Center Cir. #3-6972, Las Vegas, Nevada 89134.

INCORPORATION BY REFERENCE

To the extent this proxy statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended or the Exchange Act, the section of this proxy statement entitled “Report of the Audit Committee” (to the extent permitted by SEC rules) will not be deemed so incorporated, unless specifically provided in such filing.

OTHER MATTERS

We know of no other matters to be submitted to our stockholders at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FRHC2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D58595-Z80889

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FREEDOM HOLDING CORP.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. To elect to the Board of Directors the two Class II director nominees named in the proxy statement:			

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Leonard Stillman
02) Amber Williams

The Board of Directors recommends you vote FOR the following proposals:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and 10K/Wrap are available at www.proxyvote.com.

D58596-Z80889

The undersigned hereby appoint(s) Askar Tashtitov and Evgeniy Ler and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorize(s) them to represent and vote, as provided on the other side, all the shares of Freedom Holding Corp. Common Stock which the undersigned is/are entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of the Company to be held September 14, 2021 or any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2 AND FOR PROPOSAL 3 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

(Continued and to be marked, dated and signed, on the other side)